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                                                                   EXHIBIT 10.18



                              SKILLSOFT CORPORATION
                       RESTRICTED STOCK PURCHASE AGREEMENT


                  THIS AGREEMENT is entered into as of the 1st day of September, 1999, between SkillSoft Corporation, a Delaware corporation (the "Company"), and William T. Coleman, Trustee of The Coleman Family Trust (the "Recipient").


                                    RECITALS:


                  WHEREAS, the Company has adopted the 1998 Stock Incentive Plan (the "Plan"), which Plan is hereby incorporated in this Agreement by reference and made a part of it; and

                  WHEREAS, the Company regards Recipient as a valuable contributor to the Company, and has determined that it would be in the interest of the Company and its stockholders to sell the Stock (as defined below) to the Recipient as a reward for past efforts and an incentive for continued service with the Company and increased achievements in the future by Recipient;

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

1. Restricted Stock Purchase. Contemporaneously with the execution of this Agreement, the Company will issue to Recipient 60,000 shares of Common Stock of the Company (the "Stock") for a consideration of $1.00 per share ("Purchase Price"). Payment of the aggregate Purchase Price of $60,000 for the Stock shall be made to the Company in cash. All shares of Stock issued hereunder shall be deemed issued to Recipient as fully paid and nonassessable shares, and Recipient shall have all rights of a stockholder with respect thereto, including the right to vote, receive dividends (including stock dividends), participate in stock splits or other recapitalizations, and exchange such shares in a merger, consolidation or other reorganization. The Company shall pay any applicable stock transfer taxes.

2.       Repurchase Option.

                  (a) Transfer Restrictions. Except as provided in Section 3(f), no Stock issued to the Recipient hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Recipient in contravention of Section 2 or
                           Section 3 hereof other than by will or the laws of descent and distribution (the "Permitted Transfers"). Except for Permitted Transfers, no Stock issued to the Recipient hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Recipient prior to the date when the Recipient shall become vested in such Stock pursuant to Section 4 hereof, and such Stock

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                           shall constitute "Non-Vested Stock" until such date.
                           Any attempt to transfer Stock in violation of this
                           Section 2 or Section 3 shall be null and void and shall be disregarded by the Company.

                  (b) Repurchase Option. Non-Vested Stock shall be subject to a repurchase option in favor of the Company (the "Repurchase Option"). The Repurchase Option shall be subject to the following terms and conditions. In the event of the voluntary or involuntary termination of employment of Recipient with the Company for any reason, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of three months from such date to repurchase any or all of the Non-Vested Stock from Recipient or any person receiving the Non-Vested Stock by operation of law or other involuntary transfer, at the original Purchase Price for the Non-Vested Stock.

                  (c) Exercise of Repurchase Option. The Repurchase Option shall be exercised by written notice by the Company to Recipient or his or her executor and, at the Company's option, (i) by delivery to the Recipient or his or her executor, with such notice, of a check in the amount of the original Purchase Price for the Non-Vested Stock being repurchased (the "Repurchase Amount"), or (ii) in the event the Recipient is indebted to the Company for all or a portion of the Repurchase Amount, by cancellation by the Company of an amount of such purchase money indebtedness equal to the Repurchase Amount for the Stock being repurchased, or (iii) by a combination of (i) and
                           (ii) so that the combined payment and cancellation of indebtedness equals such Repurchase Amount. Upon delivery by the Company of such notice and payment of the Repurchase Amount in any of the ways described above, the Company shall become the legal and beneficial owner of the Non-Vested Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of shares of Stock being repurchased by the Company, without further action by Recipient.

                  (d) Assignment of Repurchase Option. The Repurchase Option may be assigned by the Company to any third party.

                  (e) Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Section 2, Recipient agrees, immediately upon receipt of the certificate(s) for the Stock, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by Recipient and Recipient's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Stock remains subject to any Repurchase

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                           Option of the Company pursuant to this Section 2,
                           with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. Stock may be held for an additional period if subject to a Security Agreement as provided in this Agreement. Recipient hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. Recipient agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.

3.       First Refusal Right.

                  (a) Grant of Right. The Company is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale or other transfer of the Stock acquired by Recipient hereunder. For purposes of this Section 3, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Stock intended to be made by the Owner (defined below), but shall not include any of the Permitted Transfers under Section 3(f). For purposes of this
                           Section 3, the term "Owner" shall include the Recipient or any subsequent holder of the Stock who derives his or her chain of ownership through a transfer permitted by Section 3(f).

                  (b) Notice of Intended Disposition. In the event the Owner desires to accept a bona fide third-party offer for any or all of the Stock (the shares subject to such offer to be hereinafter called, solely for the purposes of this Section 3, the "Target Shares"), Owner shall promptly deliver to the Secretary of the Company written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price.

                  (c) Exercise of Right. The Company (or its assignee) shall, for a period of twenty (20) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to Owner prior to the expiration of the twenty (20) day exercise period. If the Exercise Notice pertains to all the Target Shares specified in the Disposition Notice, then the Company (or

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                           its assignees) shall effect the repurchase of such
                           Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. The Target Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of the Company's common stock. However, should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Company (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The closing shall then be held on the later of (i) the fifth business day following delivery of the Exercise Notice or (ii) the 15th day after such cash valuation shall have been made.

                  (d) Non-Exercise of Right. In the event the Exercise Notice is not given to Owner within twenty (20) days following the date of the Company's receipt of the Disposition Notice, Owner shall have a period of ninety (90) days thereafter in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third party purchaser than those specified in the Disposition Notice. The third-party purchaser shall acquire the Target Shares subject to all the terms and provisions of this Agreement. All transferees of the Target Shares shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold the Target Shares subject to the provisions of this Agreement. In the event Owner does not sell or otherwise dispose of the Target Shares within the specified ninety (90) day period, the Company's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with Section 5.

                  (e) Partial Exercise of Right. In the event the Company (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within ninety (90) days after the date of the

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                           Disposition Notice, to effect the sale of the Target
                           Shares pursuant to one of the following alternatives:

                           (i) sale or other distribution of all the Target Shares to a third-party purchaser in compliance with the requirements of Section 3(d), as if the Company did not exercise the First Refusal Right hereunder; or

                           (ii) sale to the Company (or its assignees) of the portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of Section 3(c).

Failure of Owner to deliver timely notification to the Company under this
Section 3(e) shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (ii) above.

                  (f) Exempt Transfers. The Company's First Refusal Right under this Section 3 shall not apply to transfers of the Stock by will or the laws of descent and distribution; provided, however, that all of the terms of this Agreement shall remain in effect as to such transferred Stock. In addition, Recipient may transfer all or a portion of the Stock to (i) a revocable trust for the sole benefit of Recipient, his or her spouse, or his or her lineal descendants, or (ii) to his or her spouse, siblings, lineal descendants thereof, parents, or his or her lineal descendants subject to a nonrevocable voting trust of a duration of 10 years without the written permission of the Company, provided said Recipient is trustee and prior written notice (together with a copy of the trust agreement) is given the Company within thirty
                           (30) days thereafter. The trustee shall hold such Stock subject to all the provisions hereof, and shall make no further transfers other than as provided herein. Upon the death, total disability, or termination of employment of the transferor Recipient, the successor trustee or any cotrustee (and any subsequent transferee) shall be required to sell, transfer or present said Stock for purchase as provided herein, for the price and on the terms hereafter set forth as if such successor trustee and subsequent transferee were the transferor Recipient. Transferee shall make no further transfers other than as provided herein, and any attempted transfer in violation of this Section 3 shall be null and void and shall be disregarded by the Company. All references herein to Stock shall be deemed to include Stock owned by any such successor trustee or subsequent transferee, except that payment for such trustee and transferee Stock shall be made to the trustee and transferee instead of to the original Recipient or his or her estate.

4. Vesting. For purposes of this Agreement, the term "vest" shall mean with respect to any share of the Stock that such share is no longer Non-Vested Stock subject to repurchase at

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         the original Purchase Price set forth in Section 2. If Recipient would become vested in any fraction of a share of Stock on any date, such fractional share shall not vest and shall remain Non-Vested Stock until the Recipient becomes vested in the entire share. 37.5% of the Stock subject to the Agreement shall vest on July 8, 1999, and continuing on the monthly anniversary of such date, 1/48th of the Stock subject to the Agreement shall vest.

5. Lapse. The Company's First Refusal Right under Section 3 above shall lapse and cease to have effect upon the closing of the first underwritten public offering of Common Stock of the Company that is pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), covering the offer and sale of any Common Stock to the public for the Company's account in a firmly underwritten offering for at least $20,000,000.

6.       Corporate Transactions.

                  (a) Definition. For purposes of this Section 6, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

                           (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's stockholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such surviving entity immediately after such transaction;

                           (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's stockholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                           (iii) any merger in which the Company is the surviving entity but in which the Company's stockholders immediately prior to such merger do not hold (by virtue of their shares in the Company) securities of the surviving entity held immediately prior to such transaction representing more than fifty percent (50%) of the total voting power of the surviving entity immediately after such transaction.

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                  (b)      Effect. In the event of any Corporate Transaction,
                           (i) the Company's Repurchase Option under Section 2 shall lapse and (ii) the Company's First Refusal Right under Section 3 shall lapse.

7. Additional Securities. The term "Stock" also refers to all securities received in replacement of the Stock, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new or additional securities or other properties to which Recipient is entitled by reason of Recipient's ownership of the Stock (hereinafter called "Additional Securities"). Recipient shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Recipient may not direct Company to sell any such warrant or option. If Additional Securities consist of a convertible security, Recipient may exercise any conversion right, and any securities so acquired shall be deemed Additional Securities. All Stock shall be subject to the restrictions contained in this Agreement.

8.       Investment Representations.

                  (a) Investment Representations. This Agreement is made in reliance upon the Recipient's representation to the Company, which by its acceptance hereof the Recipient hereby confirms, that the shares of Stock to be received by the Recipient will be acquired for investment for his or her own account and not with a view to the sale or distribution of any part thereof within the meaning of the Securities Act.

                  (b) Availability of Exemptions. The Recipient understands that the Stock is not registered under the Securities Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Recipient's representations set forth herein.

                  (c) Restrictions on Transfer. The Recipient understands that the Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the Securities Act, the Stock must be held indefinitely. In particular, the Recipient is aware that the Stock may not be sold pursuant to Rule 144 or Rule 701 promulgated under the Securities Act unless all of the conditions of the applicable Rules are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. The Recipient represents that, in the

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                           absence of an effective registration statement
                           covering the Stock, it will sell, transfer, or otherwise dispose of the Stock only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of
                           Section 8(d) hereof.

                  (d) Procedure for Transfer. The Recipient agrees that in no event will it make a transfer or disposition of any of the Stock (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) the Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, (ii) such transfer is made in accordance with the provisions of Section 2 and Section 3 above and (iii) if requested by the Company, at the expense of the Recipient or transferee, the Recipient shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act or (B) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto. The Company will not require such a legal opinion or "no action" letter in any transaction in compliance with Rule 144.

9.       Legends; Stop Transfer.

                  (a) Required Legends. All certificates for shares of the Stock shall bear the following legends:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF, AND ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION AND A RIGHT OF REPURCHASE IN FAVOR OF THE COMPANY, AS PROVIDED IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE

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                  COMPANY AND THE HOLDER HEREOF, OR ITS SUCCESSOR, A COPY OF
                  WHICH IS AVAILABLE FROM THE COMPANY."

                  (b) Additional Legends. The certificates for shares of the Stock shall also bear any legend required by any applicable state securities law.

10.      Lock-Up Agreement.

                  (a) Agreement. Recipient, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Recipient further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Recipient acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this
                           Section 10.

                  (b)      Permitted Transfers. Notwithstanding the foregoing,
                           Section 10(a) shall not prohibit Recipient from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock to the extent such transfer is not otherwise prohibited by this Agreement, either during Recipient's lifetime or on death by will or intestacy to Recipient's immediate family or to a trust the beneficiaries of which are exclusively Recipient and/or a member or members of Recipient's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 10 hereof. For the purposes of this paragraph, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

                  (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the

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                           expiration of the lock-up period specified in Section
                           10(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of the Section 10 may not be amended or waived except with the consent of the Lead Underwriter.

11. NO EMPLOYMENT RIGHTS. THIS AGREEMENT SHALL NOT CONFER UPON RECIPIENT ANY RIGHT WITH RESPECT TO CONTINUATION OF HIS OR HER EMPLOYMENT WITH THE COMPANY OR ITS AFFILIATES, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF RECIPIENT OR THE COMPANY, OR ANY OF ITS AFFILIATES, TO TERMINATE RECIPIENT'S EMPLOYMENT WITH THE COMPANY AT ANY TIME FOR ANY REASON WITH OR WITHOUT CAUSE OR CHANGE THE TERMS OF EMPLOYMENT OF RECIPIENT.

12. Section 83(b) Election. Recipient hereby represents that he or she understands (a) the contents and requirements of a timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an "83(b) Election"), (b) the application of Section 83(b) to the purchase of Stock by Recipient pursuant to this Agreement, (c) the nature of the election to be made by Recipient under Section 83(b) and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. Recipient further represents that he or she intends to file an election pursuant to Section 83(b), the form of which Election is attached hereto as Exhibit B, with the Internal Revenue Service within thirty (30) days following purchase of the Stock hereunder, and a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls. Recipient covenants to inform the Company of any change in Recipient's state of residency. Recipient shall provide the Company with a copy of any timely 83(b) Election. If Recipient makes a timely 83(b) Election, Recipient shall immediately pay Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements. If Recipient does not make a timely 83(b) Election, Recipient shall, either at the time that the restrictions lapse under this Agreement or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements.

13. Withholding. Recipient agrees to withholding of shares from exercise for satisfaction of any applicable federal, state or local income tax or employment tax withholding requirements.

14. Distributions. The Company shall disburse to Recipient all dividends, interest and other distributions paid or made in cash or property (other than Additional Securities) with respect to Stock and Additional Securities, less any applicable federal or state withholding taxes.

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15.      Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
16. Notice. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by express or certified mail, postage prepaid, addressed to the party to be served as follows:

         Company:                   SkillSoft Corporation
                                    20 Industrial Park Drive
                                    Nashua, NH  03062
                                    Attn:  Secretary

         Recipient:                 At Recipient's address as it appears under
                                    Recipient's signature to this Agreement, or to such other address as Recipient may specify in writing to the Company

Any party may designate another address for receipt of notices so long as notice is given in accordance with this Section.

17. Spousal Consent. Recipient shall cause his or her spouse to execute the Consent of Spouse attached hereto as Exhibit C concurrently with the execution of this Agreement or, if later, at the time Recipient becomes married.

18. Delaware Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Stock Purchase Agreement as of the date first above written.

                                   SKILLSOFT CORPORATION
                                   a Delaware corporation

                                   By      /s/  Charles E. Moran

                                   Its      President and CEO

                                   Recipient:

                                          /s/ William T. Coleman
                                   William T. Coleman, Trustee of The Coleman
                                   Family Trust

                                   Address:

                                   278 Alta Vista Avenue
                                   Los Altos, CA  94022

                                    EXHIBIT A
                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE



                  FOR VALUE RECEIVED, _____________ hereby sells, assigns and transfers unto SkillSoft Corporation, a Delaware corporation (the "Company"), _________ (____________________) shares of the Common Stock of the Company, standing in his or her name on the books of SkillSoft Corporation, represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint ________________ attorney to transfer the said stock in the books of SkillSoft Corporation with full power of substitution.

DATED: ________________

                                   _____________________________________________
                                   (Signature)

                                   _____________________________________________
                                   (Printed Name)

                                    EXHIBIT B
                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

                  The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 1998 the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below;

                  1. The name, address, taxpayer identification number and taxable year of the undersigned are:

                  TAXPAYER'S NAME:
                  SPOUSE'S NAME:

                  TAXPAYER'S SOCIAL SECURITY NO.:
                  SPOUSE'S SOCIAL SECURITY NO.:

                  TAXABLE YEAR:  Calendar Year 1999

                  ADDRESS:


                  2. The property which is the subject of this election is:
________________ shares of Common Stock of SkillSoft Corporation, a Delaware corporation.

                  3. The property was transferred to the undersigned on
______________.

                  4. The property is subject to the following restriction: Right of repurchase by SkillSoft Corporation.

                  5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:
$______ per share x ______________ shares = $__________.

                  6. The undersigned paid $1.00 per share x ______________ shares for the property transferred or a total of $_________.

                  The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

                  The undersigned will file this election with the Internal Revenue Service office in which he or she files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which property is transferred. The undersigned understands that this election will also be effective as an election under New Hampshire law.


Dated: ____________________________               ______________________________
                                                              Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated: ____________________________               ______________________________
                                                          Spouse of Taxpayer

                                    EXHIBIT C
                                CONSENT OF SPOUSE

                  I, Claudia L. Coleman, spouse of William T. Coleman, have read and approved the foregoing Agreement. In consideration of the right of my spouse to purchase shares of SkillSoft Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of New Hampshire or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:  _________________________________________    By:  /s/ Claudia L. Coleman
                                                               [Signature]
                                                          Claudia L. Coleman
                                                          [printed name]

                                       3